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                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[ ]      Definitive Proxy Statement
[x]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                    meVC Draper Fisher Jurvetson Fund I, Inc.
                (Name of Registrant as Specified In Its Charter)

                                 Millenco, L.P.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.
[ ]      $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
                  1) Title of each class of securities to which transaction applies:

                  ..............................................................
                  2) Aggregate number of securities to which transaction applies:

                  ..............................................................
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  ..............................................................
                  4)  Proposed maximum aggregate value of transaction:

                  ..............................................................
                  5)  Total fee paid:

                  ..............................................................

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

                  1) Amount Previously Paid:
..                                           ...........................

                  2) Form, Schedule or Registration Statement No.:
                                                                  ..............

                  3) Filing Party:
                                  ......................................

                  4) Date Filed:
                                ........................................












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PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717


                                 MILLENCO, L. P.


Dear Fellow Shareholder:


                   THE FUTURE OF YOUR INVESTMENT IS AT STAKE--
               WE URGE YOU TO VOTE "FOR" MILLENCO'S NOMINEES TODAY


The important Annual Meeting of MVC shareholders is only few days away. As you are no doubt aware, under Mr. Grillos' three-year tenure, MVC's invested portfolio value has dropped 70%, MVC's stock price has fallen 60%, and nearly $200 million of market capitalization has disappeared. In addition, management has burned through nearly $36 million of your money in fees and expenses, and has had the last two annual director elections overturned by The Delaware Chancery Court, due to the use of materially false and misleading proxy materials! THIS ELECTION MAY BE YOUR ONLY CHANCE TO REGAIN CONTROL OF YOUR INVESTMENT AND ELECT NOMINEES WHO WILL SERVE ALL SHAREHOLDERS' INTERESTS.

                  BREAKING NEWS: MICHAEL TOKARZ AGREES TO SERVE
               AS INVESTMENT ADVISOR, IF MILLENCO NOMINEES ELECTED

You should also know that Michael Tokarz, Chief Executive of Tokarz Cadigan Partners LLC ("TCP") and a former General Partner of Kohlberg Kravis Roberts,* has agreed to serve as the Fund's investment advisor if shareholders are successful in replacing the existing Board on February 28, 2003. The MVC shareholder vote is your opportunity to obtain a new world-class management team with an exceptional record, instead of the incumbent management team with its abysmal performance. Once Millenco's nominees are elected, Millenco will ask them to approve an advisory agreement with TCP for submission to MVC shareholders for approval. This news reflects Millenco's commitment to eliminating MVC's discount and maximizing the value of the Fund's existing portfolio.

                       PROTECT YOUR INVESTMENT-VOTE TODAY

Since time is short and your vote critical, we have established a method that will enable you to vote by toll-free proxygram. Please follow the simple steps listed below.

If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Thank you for your support.

ROBERT KNAPP

* For more information about Mr. Tokarz, please see the Millenco February 25, 2003 press release at www.mevcshareholders.com.

      TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE


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                         AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1.  Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8752, Millenco, L.P. in Opposition to the Board of
    Directors of meVC Draper Fisher Jurvetson Fund I, Inc.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                   Name:               (NA.1)
                   Broker:             (Broker)
                   Control Number:     (ControlNum)
                   Number of Shares:   (NumShares)

5. Give the operator your voting preferences, using the proxy text below.

           PROXY SOLICITED IN OPPOSITION TO THE BOARD OF DIRECTORS OF meVC DRAPER FISHER JURVETSON FUND I, INC. (d/b/a MVC CAPITAL)

             2003 Annual Meeting of Stockholders - February 28, 2003

               THIS PROXY IS SOLICITED ON BEHALF OF MILLENCO, L.P.

The undersigned hereby appoints Robert Knapp and Richard W. Cohen or either one of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 2003 Annual Meeting of Stockholders of meVC Draper Fisher Jurvetson Fund I, Inc. (d/b/a MVC Capital) (the "Fund"), to be held at Quadrus Conference Center, QCC Room, 2400 Sand Hill Road, Menlo Park, California, on Friday, February 28, 2003, at 9:00 local time and at any adjournment(s) or postponement(s) thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxy holders to vote in their discretion on any other business which may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON. IF NO DIRECTION IS MADE WITH REGARD TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED "FOR" ANY SUCH PROPOSAL.

Proposal 1: To elect the following two (2) directors for a term ending at the 2004 annual meeting:

         Gerald Hellerman, Robert Knapp

        (  ) FOR         (  ) WITHHOLD AUTHORITY

Proposal 2: To elect the following two (2) directors for a term ending at the 2005 annual meeting:


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         Bruce Shewmaker, George Karpus

        (  ) FOR         (  ) WITHHOLD AUTHORITY

Proposal 3: To elect the following three (3) directors for a term ending at the 2006 annual meeting:

         Emilio Dominianni, Terry Feeney, Robert Everett

        (  ) FOR         (  ) WITHHOLD AUTHORITY

INSTRUCTIONS: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),GIVE THAT NOMINEE'S NAME TO THE OPERATOR).

Proposal 4: The approval of a proposal that the stockholders of meVC Draper Fisher Jurvetson Fund I, Inc. recommend that the Fund's board of directors take all steps necessary to amend the Fund's By-laws to include the provision granting stockholders the limited right to call special meetings of stockholders.

        (  ) FOR         (  ) AGAINST        (  ) ABSTAIN

Proposal 5: The approval of a proposal that in each year where the fund discount averages over 10%, the Fund will conduct a tender offer for 25% of the outstanding shares at an amount equal to 95% of the net asset value.

        (  ) FOR         (  ) AGAINST        (  ) ABSTAIN

all as set forth in Millenco's Proxy Statement, dated January 31, 2003.

Please give your name to the operator exactly as your name appears hereon. When voting as attorney, executor, administrator, trustee or guardian, please give full title as such.